Rule 497(e)

Registration Nos. 333-210186 and 811-23147

First Trust Exchange-Traded Fund VIII

(the “Trust”)

FT Vest U.S. Equity Buffer ETF – February

FT Vest U.S. Equity Deep Buffer ETF – February

FT Vest U.S. Equity Moderate Buffer ETF – February

(each a “Fund”)

Supplement To each Fund’s Prospectus

Dated February 9, 2024

As described in each Fund’s prospectus, Fund shareholders are subject to an upside return cap that represents the maximum percentage return an investor can achieve from an investment in a Fund for a given Target Outcome Period. On February 16, 2024, each Fund’s current Target Outcome Period will end, and a new Target Outcome Period will begin as of February 20, 2024. The new Target Outcome Period will end on February 21, 2025. While the actual caps will not be determined until the first day of the new Target Outcome Period, set forth below are the anticipated cap ranges for each Fund for the Target Outcome Period beginning on February 20, 2024. A supplement to each Fund’s prospectus will be filed on February 20, 2024 that will include the actual cap for the new Target Outcome Period, which may be higher or lower than the anticipated cap ranges set forth below.

Fund	Anticipated cap range (before fees and expenses)	Anticipated cap range (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund’s management fee)
FT Vest U.S. Equity Buffer ETF – February (FFEB)	14.45% - 16.95%	13.60% - 16.10%
FT Vest U.S. Equity Deep Buffer ETF – February (DFEB)	12.85% - 15.45%	12.00% - 14.60%
FT Vest U.S. Equity Moderate Buffer ETF – February (GFEB)	12.15% - 14.15%	11.30% - 13.30%

Please Keep this Supplement with your Fund Prospectus for Future Reference